[logo] M F S(R)                                             SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2001

[grpahic omitted]

                             MFS(R) INSTITUTIONAL
                             LARGE CAP GROWTH FUND

MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

   NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,         LAWRENCE T. PERERA (born 06/23/35)
Chairman and President                              Trustee
Massachusetts Financial Services Company, Chairman  Hemenway & Barnes (attorneys), Partner and Chief Executive Officer
                                                    WILLIAM J. POORVU (born 04/10/35)
JOHN W. BALLEN* (born 09/12/59) Trustee             Trustee
Massachusetts Financial Services Company,           Harvard University Graduate School of
President and Director                              Business Administration, Adjunct
                                                    Professor; CBL & Associates Properties,
KEVIN J. PARKE* (born 12/14/59) Trustee             Inc. (real estate investment trust),
Massachusetts Financial Services Company, Chief     Director; The Baupost Fund (a mutual
Investment Officer, Executive Vice President and    fund), Vice Chairman and Trustee
Director
                                                    J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee      Insight Resources, Inc. (acquisition
Brigham and Women's Hospital, Chief of Cardiac      planning specialists), President;
Surgery; Harvard Medical School, Professor of       Wellfleet Investments (investor in
Surgery                                             health care companies), Managing General
                                                    Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)  Brands, Inc. (disposable consumer
Trustee                                             products), Director; Cambridge
Edmund Gibbons Limited (diversified holding         Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial         products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;      (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                    ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee            Independent health care industry
Private investor and real estate consultant;        consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                           WARD SMITH (born 09/13/30) Trustee
                                                    Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee              (manufacturer of highly engineered
Private investor; KeySpan Corporation (energy       products for industrial and aerospace
related services), Director; Eastern Enterprises    applications), Director (until June
(diversified services company), Chairman, Trustee   1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,          ROBERT R. FLAHERTY (born 09/18/63)
Chairman and President                              Assistant Treasurer
Massachusetts Financial Services Company, Chairman  Massachusetts Financial Services
and Chief Executive Officer                         Company, Vice President (since August
                                                    2000); UAM Fund Services, Senior Vice
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant   President (prior to August 2000)
Secretary and Assistant Clerk
Massachusetts Financial services Company, Senior    ELLEN MOYNIHAN (born 11/13/57) Assistant
Vice President and Associate General Counsel        Treasurer
                                                    Massachusetts Financial Services
MARK E. BRADLEY (born 11/23/59) Assistant           Company, Vice President (since September
Treasurer                                           1996)
Massachusetts Financial Services Company, Vice
President (since March 1997)                        JAMES O. YOST (born 06/12/60) Assistant
                                                    Treasurer
STEPHEN E. CAVAN (born 11/06/53) Secretary and      Massachusetts Financial Services
Clerk                                               Company, Senior Vice President
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu,
Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the
Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of
117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and
    Exchange Commission (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940
    (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts
    02116.

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE               NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------


INVESTMENT ADVISER                                  INVESTOR SERVICE
Massachusetts Financial Services Company            MFS Service Center, Inc.
500 Boylston Street                                 P.O. Box 2281
Boston, MA 02116-3741                               Boston, MA 02107-9906

DISTRIBUTOR                                         For general information, call toll free:
MFS Fund Distributors, Inc.                         1-800-225-2606 any business day from
500 Boylston Street                                 8 a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                    For service to speech- or hearing-
PORTFOLIO MANAGER                                   impaired individuals, call toll free:
Stephen Pesek+                                      1-800-637-6576 any business day from
                                                    9 a.m. to 5 p.m. Eastern time. (To use
CUSTODIAN                                           this service, your phone must be
State Street Bank and Trust Company                 equipped with a Telecommunications
                                                    Device for the Deaf).
INVESTOR INFORMATION
For information on MFS mutual funds,                For share prices, account balances,
call your investment professional or,               exchanges or stock and bond outlooks,
for an information kit, call toll                   call toll free: 1-800-MFS-TALK
free:1-800-637-2929 any business day                (1-800-637-8255) anytime from a touch-
from 9 a.m. to 5 p.m. Eastern time (or              tone telephone.
leave a message anytime).
                                                    WORLD WIDE WEB
                                                    www.mfs.com

+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders:
For the six months ended December 31, 2001, the fund provided a total return of -10.41%. This return, which includes the reinvestment of any dividends and capital gains distributions, compares to a return over the same period of -7.21% for the fund's benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The fund's return also compares to a -5.55% return over the same period for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market. Over the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -8.79%.

The sharp slowdown in the U.S. economy that began in the spring of 2000 continued through the first half of the period, with a majority of companies reporting reduced earnings compared to the same period a year earlier. Most market sectors lost ground, and the losses were greatest in sectors that historically have held the greatest opportunities for growth investors -- such as technology and telecommunications.

We believe our near-term underperformance was in part a result of our remaining true to our style. We have stayed invested in growth stocks, we have not sought shelter in value stocks, and we have not retreated to a large cash position. And while the market penalized us for that discipline over the period, we believe we have positioned the fund to benefit in a recovering market. Our experience over a variety of market conditions has been that attempting to time the market by changing investment styles does not lead to strong long-term performance.

In addition, our performance over the period was hurt by stocks that did not perform as we had expected. CVS, a retail drug store chain, had problems with a new computer system and was unable to hire enough pharmacists. The resulting poor service drove customers to other pharmacies. American Tower, a company that leases space on its antenna towers to cellular firms and other users, was hurt by the general decline in the telecom industry -- despite being well managed and a dominant player in its market, in our opinion. By the end of the period, we had sold the stock out of the portfolio. Optical networking firm Ciena and cable operator Charter Communications were other holdings that hurt performance and were sold out of the portfolio. We also reduced our position in EMC, a data storage hardware and software firm, as price competition cut into the firm's earnings.

On both an emotional and an economic level, the terrorist attacks of September 11 were the most significant event of the period. Beyond the human dimensions of the tragedy, which overshadow any other considerations, our sense is that September 11 accelerated an economic process that was already in place. We were in a period where corporate earnings were declining and the economy was slowing down. We think that September 11, by driving the market down sharply, may have caused it to reach a bottom earlier than would otherwise have been the case.

The good news is that we think the conditions that may bring about a recovery are already in place. As of the end of the period, both interest rates and energy prices were down significantly from their peaks of about a year ago. Business inventories, which ballooned at the start of the economic downturn, have been drawn down to a point where we think new production may be necessary to meet demand. And companies have reined in their costs and reduced head count, which, although painful for employees in the short term, can make corporations more competitive in the long run. We think the combination of these factors points to a potential recovery in the second half of 2002. We would caution, however, that we believe whatever recovery we do get will be gradual, and some sectors will recover later than others.

In the midst of a tough economic environment, our research uncovered opportunities in a number of areas over the period, and we adjusted the fund's positioning to pursue those opportunities. Although we've kept a sizable piece of the portfolio invested in technology, our allocation to this sector has not been static. In the first half of 2001, we had reduced our exposure as corporate information technology spending ground to a virtual halt, causing inventories to mushroom and prices to plummet. Over the summer of 2001, however, we came to believe the sector was approaching a bottom. Stock valuations in many cases had come down to what we felt were attractive levels, inventories were down, and we saw signs of a slight uptick in demand. We began to selectively increase our technology exposure -- for the first time in nearly two years.

We don't expect technology spending to rebound to pre-2001 highs, but we do think the case can be made for gradual improvement over the coming 12 to 24 months. We also believe that a recovery won't be uniform across all areas of technology. For this reason, we favored software and semiconductor stocks over networking and telecommunications equipment stocks.

Health care, leisure, and financial services stocks were three other areas where we found opportunity. In the health care sector, we invested in several drug distribution firms, including Baxter International and Cardinal Health. These companies act as middlemen between drug manufacturers and large volume purchasers, such as hospitals and pharmacy chains; according to our research, many of these distributors have been effective in helping their customers cut costs.

In the leisure sector, we continued to be invested in advertising-sensitive media firms such as Viacom, AOL Time Warner, and Clear Channel Communications. Historically, advertising has been one of the first areas to suffer in a downturn, as corporations look for ways to cut expenses, and one of the first areas to benefit from a recovery. In retrospect, we may have invested in some of these stocks too early, although we still believe we are invested in the right companies. Over the period, our leisure investments did not perform as well as we had hoped. However, we believe that, in a reviving economy, these stocks could benefit as the market recognizes the firms that have been gaining market share during the downturn.

In the financial services area, we have been invested in several commercial property and casualty insurance firms for some time. Over a year ago, our analysts saw the potential for a turnaround in this industry, which had been in a slump for over a decade. Underwriting losses had reduced the capacity to write policies, allowing insurance firms to raise policy prices for the first time in many years.

Although the events of September 11 seemed to be a debacle for insurance firms, we would argue quite the opposite case. Strong companies with the reserves to sustain losses from the terrorist attacks may, we believe, find themselves with more pricing power as weaker competitors exit the business. In addition, we think demand for insurance coverage could increase in this environment.

     Respectfully,

 /s/ Stephen Pesek

     Stephen Pesek
     Portfolio Manager

Notes to shareholders: Effective December 31, 2001, the Russell 1000 Growth Index has replaced the Standard & Poor's 500 Stock Index (the S&P 500) as the fund's benchmark. We believe the Russell 1000 Growth Index more accurately reflects our growth discipline, offering investors a more reliable objective measure of the portfolio's performance. For comparison to the broad stock market, we will also continue to provide returns for the S&P 500.

Effective May 7, 2001, Stephen Pesek became the sole manager of the fund. Previously, he had co-managed the fund with Thomas D. Barrett.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the large-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts.

Steve joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999.

Prior to joining MFS, he worked for seven years at Fidelity Investments as an equity analyst.

He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more complete information, including charges and expenses, for any of the MFS products can be obtained from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: February 22, 2000

Size: $179.6 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

                               6 Months           1 Year            Life*
---------------------------------------------------------------------------
Cumulative Total Return         -10.41%          -25.11%          -32.79%
-------------------------------------------------------------------------
Average Annual Total Return       --             -25.11%          -19.26%
---------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, February 22, 2000, through December 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Institutional Large Cap Growth Fund, which was held on November 1, 2001, the following actions were taken:

ITEM 1. Trustees of the fund were elected as follows:

                                                           NUMBER OF SHARES
                                                        ----------------------
                                                                        WITHHOLD
NOMINEE                                                      FOR       AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                                  9,367,347.718          0
John W. Ballen                                     9,367,347.718          0
Lawrence H. Cohn                                   9,367,347.718          0
J. David Gibbons                                   9,367,347.718          0
William R. Gutow                                   9,367,347.718          0
J. Atwood Ives                                     9,367,347.718          0
Abby M. O'Neill                                    9,367,347.718          0
Lawrence T. Perera                                 9,367,347.718          0
William J. Poorvu                                  9,367,347.718          0
Arnold D. Scott                                    9,367,347.718          0
J. Dale Sherratt                                   9,367,347.718          0
Elaine R. Smith                                    9,367,347.718          0
Ward Smith                                         9,367,347.718          0

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                  7,718,888.117
Against                                                778,337.000
Abstain                                                870,122.601

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                  8,497,225.117
Against                                                          0
Abstain                                                870,122.601

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                  8,497,225.117
Against                                                          0
Abstain                                                870,122.601

ITEM 5. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the fund for the fiscal year ending June 30, 2002.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                  9,367,347.718
Against                                                          0
Abstain                                                          0

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2001

Stocks - 96.8%
------------------------------------------------------------------------------
ISSUER                                               SHARES              VALUE
------------------------------------------------------------------------------
U.S. Stocks - 91.5%
  Advertising & Broadcasting - 0.6%
    Omnicom Group, Inc.                              12,300       $  1,099,005
------------------------------------------------------------------------------
  Aerospace & Defense - 0.6%
    Northrop Grumman Corp.                           11,300       $  1,139,153
------------------------------------------------------------------------------
  Apparel & Textiles - 0.8%
    Nike, Inc., "B"                                  25,370       $  1,426,809
------------------------------------------------------------------------------
  Automotive - 1.2%
    Harley-Davidson, Inc.                            39,890       $  2,166,426
------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.4%
    Bank America Corp.                               11,180       $    703,781
    Capital One Financial Corp.                      33,550          1,810,022
                                                                  ------------
                                                                  $  2,513,803
------------------------------------------------------------------------------
  Biotechnology - 3.0%
    Abbott Laboratories, Inc.                        52,810       $  2,944,157
    Amgen, Inc.*                                     34,550          1,950,002
    Genentech, Inc.*                                  8,300            450,275
                                                                  ------------
                                                                  $  5,344,434
------------------------------------------------------------------------------
  Business Machines - 2.7%
    International Business Machines Corp.            18,200       $  2,201,472
    Sun Microsystems, Inc.*                         102,800          1,264,440
    Texas Instruments, Inc.                          50,080          1,402,240
                                                                  ------------
                                                                  $  4,868,152
------------------------------------------------------------------------------
  Business Services - 3.9%
    ARAMARK Corp.*                                    1,930       $     51,917
    Automatic Data Processing, Inc.                  40,700          2,397,230
    Concord EFS, Inc.*                               21,570            707,065
    First Data Corp.                                 50,160          3,935,052
                                                                  ------------
                                                                  $  7,091,264
------------------------------------------------------------------------------
  Cellular Phones - 0.6%
    Motorola, Inc.                                    1,300       $     19,526
    Sprint Corp. (PCS Group)*                        44,010          1,074,284
                                                                  ------------
                                                                  $  1,093,810
------------------------------------------------------------------------------
  Chemicals - 0.7%
    Praxair, Inc.                                    23,920       $  1,321,580
------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.4%
    Cisco Systems, Inc.*                            108,340       $  1,962,038
    Dell Computer Corp.*                             61,140          1,661,785
    Lexmark International, Inc.*                     10,500            619,500
                                                                  ------------
                                                                  $  4,243,323
------------------------------------------------------------------------------
  Computer Software - 1.4%
    Oracle Corp.*                                   128,600       $  1,775,966
    Rational Software Corp.*                         41,610            811,395
                                                                  ------------
                                                                  $  2,587,361
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.2%
    Intuit, Inc.*                                    14,790       $    632,420
    Microsoft Corp.*                                 48,750          3,230,663
                                                                  ------------
                                                                  $  3,863,083
------------------------------------------------------------------------------
  Computer Software - Services - 2.2%
    VERITAS Software Corp.*                          86,121       $  3,860,804
------------------------------------------------------------------------------
  Computer Software - Systems - 2.4%
    Adobe Systems, Inc.                              18,780       $    583,119
    Brocade Communications Systems, Inc.*            21,850            723,672
    Cadence Design Systems, Inc.*                    46,660          1,022,787
    Electronic Data Systems Corp.                    16,300          1,117,365
    EMC Corp.*                                        6,740             90,586
    Peoplesoft, Inc.*                                21,310            856,662
                                                                  ------------
                                                                  $  4,394,191
------------------------------------------------------------------------------
  Conglomerates - 5.8%
    General Electric Co.                             51,820       $  2,076,946
    Tyco International Ltd.                         140,836          8,295,240
                                                                  ------------
                                                                  $ 10,372,186
------------------------------------------------------------------------------
  Consumer Goods & Services - 2.4%
    Avon Products, Inc.                              26,400       $  1,227,600
    Estee Lauder Cos., "A"                           11,400            365,484
    Gillette Co.                                     47,350          1,581,490
    Kimberly-Clark Corp.                              5,800            346,840
    Philip Morris Cos., Inc.                         17,650            809,252
                                                                  ------------
                                                                  $  4,330,666
------------------------------------------------------------------------------
  Electronics - 3.5%
    Analog Devices, Inc.*                            44,340       $  1,968,253
    Linear Technology Corp.                          41,710          1,628,358
    Micron Technology, Inc.*                         48,480          1,502,880
    National Semiconductor Corp.*                    24,000            738,960
    QLogic Corp.*                                     8,690            386,792
                                                                  ------------
                                                                  $  6,225,243
------------------------------------------------------------------------------
  Entertainment - 5.4%
    AOL Time Warner, Inc.*                           42,380       $  1,360,398
    Carnival Corp.                                   26,710            750,017
    Clear Channel Communications, Inc.*              47,040          2,394,806
    Viacom, Inc., "B"*                              117,521          5,188,552
                                                                  ------------
                                                                  $  9,693,773
------------------------------------------------------------------------------
  Financial Institutions - 8.4%
    American Express Co.                             58,020       $  2,070,734
    Charles Schwab Corp.                             17,400            269,178
    Citigroup, Inc.                                  60,503          3,054,191
    Freddie Mac                                      40,860          2,672,244
    Goldman Sachs Group, Inc.                        21,880          2,029,370
    Household International, Inc.                    16,900            979,186
    Merrill Lynch & Co., Inc.                        40,800          2,126,496
    Morgan Stanley Dean Witter & Co.                 33,790          1,890,213
                                                                  ------------
                                                                  $ 15,091,612
------------------------------------------------------------------------------
  Financial Services - 0.6%
    Mellon Financial Corp.                           30,600       $  1,151,172
------------------------------------------------------------------------------
  Food & Beverage Products - 1.5%
    Anheuser-Busch Cos., Inc.                        13,450       $    608,074
    General Mills, Inc.                              16,600            863,366
    PepsiCo, Inc.                                    25,220          1,227,962
                                                                  ------------
                                                                  $  2,699,402
------------------------------------------------------------------------------
  Healthcare - 0.7%
    HCA-The Healthcare Co.*                          30,970       $  1,193,584
------------------------------------------------------------------------------
  Insurance - 2.8%
    American International Group, Inc.               43,170       $  3,427,698
    Chubb Corp.                                       4,600            317,400
    Marsh & McLennan Cos., Inc.                       6,680            717,766
    Principal Financial Group, Inc.*                 13,230            317,520
    Prudential Financial, Inc.*                       6,920            229,675
                                                                  ------------
                                                                  $  5,010,059
------------------------------------------------------------------------------
  Internet - 0.9%
    Ebay, Inc.*                                      10,220       $    683,718
    VeriSign, Inc.*                                  26,370          1,003,115
                                                                  ------------
                                                                  $  1,686,833
------------------------------------------------------------------------------
  Machinery - 1.1%
    Danaher Corp.                                    32,750       $  1,975,152
------------------------------------------------------------------------------
  Medical & Health Products - 11.1%
    Allergan, Inc.                                   12,000       $    900,600
    American Home Products Corp.                     66,920          4,106,211
    Applera Corp. - Applied Biosystems Group         29,375          1,153,556
    Baxter International, Inc.                       10,480            562,043
    Boston Scientific Corp.*                         20,100            484,812
    Eli Lilly & Co.                                  27,170          2,133,932
    Forest Laboratories, Inc.*                       23,880          1,956,966
    Johnson & Johnson Co.                            60,640          3,583,824
    Pfizer, Inc.                                    126,527          5,042,101
                                                                  ------------
                                                                  $ 19,924,045
------------------------------------------------------------------------------
  Medical & Health Technology Services - 3.3%
    Cardinal Health, Inc.                            22,725       $  1,469,399
    Genzyme Corp.*                                   31,900          1,909,534
    IMS Health, Inc.                                    830             16,193
    Medimmune, Inc.*                                  8,400            389,340
    UnitedHealth Group, Inc.                         31,100          2,200,947
                                                                  ------------
                                                                  $  5,985,413
------------------------------------------------------------------------------
  Oil Services - 0.2%
    El Paso Corp.                                     6,390       $    285,058
------------------------------------------------------------------------------
  Oils - 0.5%
    Devon Energy Corp.                               21,200       $    819,380
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.1%
    Starwood Hotels & Resorts Co.                     4,630       $    138,206
------------------------------------------------------------------------------
  Restaurants & Lodging - 1.2%
    Cendant Corp.*                                   75,100       $  1,472,711
    Tricon Global Restaurants, Inc.*                 13,900            683,880
                                                                  ------------
                                                                  $  2,156,591
------------------------------------------------------------------------------
  Retail - 8.7%
    Costco Wholesale Corp.*                          44,790       $  1,987,780
    CVS Corp.                                        15,000            444,000
    Gap, Inc.                                        23,000            320,620
    Home Depot, Inc.                                 35,600          1,815,956
    Kohl's Corp.*                                    21,700          1,528,548
    Lowe's Cos., Inc.                                77,700          3,606,057
    Staples, Inc.*                                   28,500            532,950
    Target Corp.                                    102,230          4,196,542
    Wal-Mart Stores, Inc.                            20,920          1,203,946
                                                                  ------------
                                                                  $ 15,636,399
------------------------------------------------------------------------------
  Special Products & Services - 2.8%
    Illinois Tool Works, Inc.                        26,750       $  1,811,510
    Minnesota Mining & Manufacturing Co.             27,700          3,274,417
                                                                  ------------
                                                                  $  5,085,927
------------------------------------------------------------------------------
  Supermarket - 0.3%
    Kroger Co.*                                       1,350       $     28,174
    Safeway, Inc.*                                   14,100            588,675
                                                                  ------------
                                                                  $    616,849
------------------------------------------------------------------------------
  Telecom - Wireless - 1.3%
    AT&T Wireless Services, Inc.*                    67,930       $    976,154
    QUALCOMM, Inc.*                                  27,050          1,366,025
                                                                  ------------
                                                                  $  2,342,179
------------------------------------------------------------------------------
  Telecom - Wireline - 1.2%
    Comcast Corp., "A"*                              36,590       $  1,317,240
    EchoStar Communications Corp.*                   27,560            757,073
                                                                  ------------
                                                                  $  2,074,313
------------------------------------------------------------------------------
  Transportation - 1.4%
    Fedex Corp.*                                     27,000       $  1,400,760
    United Parcel Service, Inc.                      20,310          1,106,895
                                                                  ------------
                                                                  $  2,507,655
------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    Calpine Corp.*                                   16,220       $    272,334
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $164,287,229
------------------------------------------------------------------------------

Foreign Stocks - 5.3%
  Bermuda - 2.3%
    Ace Ltd. (Insurance)                             55,970       $  2,247,195
    Xl Capital Ltd. (Insurance)                      19,980          1,825,373
                                                                  ------------
                                                                  $  4,072,568
------------------------------------------------------------------------------
  Finland - 1.1%
    Nokia Corp., ADR (Telecom - Wireline)            80,050       $  1,963,626
------------------------------------------------------------------------------
  Netherlands - 0.6%
    STMicroelectronics N.V. (Electronics)            35,180       $  1,114,151
------------------------------------------------------------------------------
  Taiwan - 0.5%
    Taiwan Semiconductor Manufacturing Co. Ltd.,
      ADR (Electronics)                              55,900       $    959,803
------------------------------------------------------------------------------
  United Kingdom - 0.8%
    Vodafone Group PLC, ADR (Telecom - Wireline)     58,164       $  1,493,652
------------------------------------------------------------------------------
Total Foreign Stocks                                              $  9,603,800
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $160,258,729)                      $173,891,029
------------------------------------------------------------------------------

Short-Term Obligations - 2.0%
------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02       $1,412       $  1,411,931
    General Electric Capital Corp., due 1/02/02       2,131          2,130,892
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $  3,542,823
------------------------------------------------------------------------------

Repurchase Agreement - 2.1%
------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02,
      total to be received $3,742,372 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                        $3,742       $  3,742,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $167,543,552)                 $181,175,852

Other Assets, Less Liabilities - (0.9)%                             (1,599,451)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $179,576,401
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
DECEMBER 31, 2001
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $167,543,552)         $181,175,852
  Investment of cash collateral for securities loaned,
    at identified cost and value                                   12,555,440
  Cash                                                                   963
  Foreign currency, at value (identified cost, $6,160)                 6,111
  Receivable for investments sold                                     93,151
  Interest and dividends receivable                                   84,129
  Receivable from investment adviser                                  68,092
  Other assets                                                            87
                                                                ------------
      Total assets                                              $193,983,825
                                                                ------------
Liabilities:
  Payable for investments purchased                             $  1,816,949
  Collateral for securities loaned, at value                      12,555,440
  Payable to affiliates for management fee                             7,493
  Accrued expenses and other liabilities                              27,542
                                                                ------------
      Total liabilities                                         $ 14,407,424
                                                                ------------
Net assets                                                      $179,576,401
                                                                ============
Net assets consist of:
  Paid-in capital                                               $205,166,310
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               13,632,359
  Accumulated net realized loss on investments and
    foreign currency transactions                                (39,226,287)
  Accumulated undistributed net investment income                      4,019
                                                                ------------
      Total                                                     $179,576,401
                                                                ============
Shares of beneficial interest outstanding                        26,995,753
                                                                 ==========
Net asset value, offering price, and redemption price
  per share (net assets / shares of beneficial interest
  outstanding)                                                     $6.65
                                                                   =====

See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2001
-----------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                    $    475,231
    Interest                                                          137,654
    Foreign taxes withheld                                             (3,683)
                                                                 ------------
      Total investment income                                    $    609,202
                                                                 ------------
  Expenses -
    Management fee                                               $    508,039
    Trustees' compensation                                              1,370
    Shareholder servicing agent fee                                     5,037
    Administrative fee                                                  2,875
    Custodian fee                                                      29,517
    Printing                                                           10,400
    Postage                                                                 3
    Auditing fees                                                       7,250
    Legal fees                                                          5,661
    Registration fees                                                  39,965
    Miscellaneous                                                       1,738
                                                                 ------------
      Total expenses                                             $    611,855
    Fees paid indirectly                                               (1,709)
    Reduction of expenses by investment adviser                      (235,982)
                                                                 ------------
      Net expenses                                               $    374,164
                                                                 ------------
        Net investment income                                    $    235,038
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $(20,148,142)
    Foreign currency transactions                                      (4,414)
                                                                 ------------
      Net realized loss on investments and foreign
        currency transactions                                    $(20,152,556)
                                                                 ------------
  Change in unrealized appreciation -
    Investments                                                  $ 10,751,437
    Translation of assets and liabilities in foreign
      currencies                                                          549
                                                                 ------------
      Net unrealized gain on investments and foreign
        currency translation                                     $ 10,751,986
                                                                 ------------
        Net realized and unrealized loss on investments
          and foreign currency                                   $ (9,400,570)
                                                                 ------------
          Decrease in net assets from operations                 $ (9,165,532)
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED            YEAR ENDED
                                                                    DECEMBER 31, 2001         JUNE 30, 2001
                                                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                 $     235,038         $     281,652
  Net realized loss on investments and foreign currency
    transactions                                                          (20,152,556)          (18,257,140)
  Net unrealized gain on investments and foreign currency
    translation                                                            10,751,986             2,600,873
                                                                        -------------         -------------
    Decrease in net assets from operations                              $  (9,165,532)        $ (15,374,615)
                                                                        -------------         -------------
Distributions declared to shareholders -
  From net investment income                                            $    (417,502)        $    (111,169)
  In excess of net realized loss on investments and foreign
    currency transactions                                                        --                (352,533)
                                                                        -------------         -------------
    Total distributions declared to shareholders                        $    (417,502)        $    (463,702)
                                                                        -------------         -------------
Net increase in net assets from fund share transactions                 $  75,266,858         $ 114,488,573
                                                                        -------------         -------------
    Total increase in net assets                                        $  65,683,824         $  98,650,256
Net assets:
  At beginning of period                                                  113,892,577            15,242,321
                                                                        -------------         -------------
  At end of period (including accumulated undistributed net
    investment income of $4,019 and $186,483, respectively)             $ 179,576,401         $ 113,892,577
                                                                        =============         =============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED             YEAR ENDED           PERIOD ENDED
                                                    DECEMBER 31, 2001          JUNE 30, 2001         JUNE 30, 2000*
                                                          (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 7.44                 $ 9.88                 $10.00
                                                               ------                 ------                 ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.01                 $ 0.04                 $ 0.03
  Net realized and unrealized loss on investments
    and foreign currency                                        (0.78)                 (2.40)                 (0.15)
                                                               ------                 ------                 ------
      Total from investment operations                         $(0.77)                $(2.36)                $(0.12)
                                                               ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.02)                $(0.02)                $ --
  In excess of net realized gain on investments and
    foreign currency transactions                                --                    (0.06)                  --
                                                               ------                 ------                 ------
      Total distribution declared to shareholders              $(0.02)                $(0.08)                $ --
                                                               ------                 ------                 ------
Net asset value - end of period                                $ 6.65                 $ 7.44                 $ 9.88
                                                               ======                 ======                 ======
Total return                                                   (10.41)%++             (24.07)%                (1.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     0.55%+                 0.56%                  0.57%+
  Net investment income                                          0.35%+                 0.47%                  0.96%+
Portfolio turnover                                                142%                   314%                    98%
Net assets at end of period (000 Omitted)                    $179,576               $113,893                $15,242

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)                             $(0.00)+++             $ 0.01                 $(0.01)
      Ratios (to average net assets):
        Expenses##                                               0.90%+                 0.90%                  1.87%+
        Net investment income (loss)                            (0.00)%+###             0.13%                 (0.34)%+

  * For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### Ratio amount was less than 0.01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Large Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $12,124,898. These loans were collateralized by cash of $12,555,440 which was invested in the following short-term obligation:

                                                              IDENTIFIED COST
ISSUER                                             SHARES           AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   12,555,440         $12,555,440

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $1,709 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were not reduced under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended June 30, 2001, and June 30, 2000, was as follows:

                                            JUNE 30, 2001      JUNE 30, 2000
----------------------------------------------------------------------------
Distributions paid from ordinary income          $463,703                 $0

As of June 30, 2001, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

             Undistributed ordinary income     $    186,483
             Unrealized loss                    (16,193,359)

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended December 31, 2001, were 0.50% of average daily net assets on an annualized basis.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $232,292,028 and $155,999,279, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $174,984,099
                                                                 ------------
Gross unrealized appreciation                                    $  7,720,240
Gross unrealized depreciation                                      (1,528,487)
                                                                 ------------
    Net unrealized appreciation                                  $  6,191,753
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

               SIX MONTHS ENDED DECEMBER 31, 2001    YEAR ENDED JUNE 30, 2001
               ----------------------------------   -------------------------
                             SHARES        AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------
Shares sold              11,634,884   $74,941,471   14,252,827   $118,061,211
Shares issued to
  shareholders in
  reinvestment of
  distributions              62,407       417,501       51,926        463,702
Shares reacquired           (14,279)      (92,114)    (534,735)    (4,036,340)
                         ----------   -----------   ----------   ------------
    Net increase         11,683,012   $75,266,858   13,770,018   $114,488,573
                         ==========   ===========   ==========   ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended December 31, 2001, was $658. The fund had no borrowings during the period.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                           ILG-3 2/02 XXM